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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- FEB. 19, 2010*

RiverSource Partners Variable Portfolio-Select Value Fund (5/1/09)  S-6466-99 AD

The Principal Investment Strategies section is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap(R) Value Index (the Index). As of January 31, 2010, the capitalization range of the Index was between $243.56 million and $13.77 billion. The market capitalization range and the composition of the Index are subject to change.

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Goldman Sachs Asset Management, L.P. (GSAM), which provides day-to-day portfolio management of the Fund.

GSAM

In constructing the Fund's portfolio, GSAM seeks to identify quality businesses selling at compelling (conservative) valuations through intensive, firsthand fundamental research. GSAM believes that businesses can represent compelling value when:

  - Market uncertainty exists.

  - Their economic value is not recognized by the market.

GSAM believes that quality businesses have:

  - Sustainable operating or competitive advantage.

  - Excellent stewardship of capital.

  - Capability to earn above their cost of capital.

  - Strong or improving balance sheets and cash flows.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

The Principal Risks section has been revised to remove Quantitative Model Risk and add IPO Risk:

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

The information in the Management section regarding subadvisers of RiverSource Partners Variable Portfolio-Select Value Fund is revised as follows:

GSAM

GSAM, which has served as subadviser to the Fund since February 2010, is located at 32 Slip, New York, New York 10005. GSAM, subject to the supervision of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the Fund are:

Sean Gallagher, Managing Director, US Value Equity Co-CIO, Portfolio Manager

  - Managed the Fund since Feb. 2010.


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S-6466-128 A (2/10)
* Valid until next update

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  - Mr. Gallagher oversees the portfolio management and investment research efforts for the firm's US value equity accounts. Mr. Gallagher has been a member of the US Value Equity team since 2000. He currently has research responsibilities for telecommunications, media, cable and health care. Prior to joining Goldman Sachs, he spent six years as a research analyst at Merrill Lynch Asset Management.

  - Joined GSAM in 2000.

  - Began investment career in 1993.

  - BS, Drexel University; MBA, Stern School of Business at New York University.

Andrew Braun, Managing Director, US Value Equity Co-CIO, Portfolio Manager

  - Managed the Fund since Feb. 2010.

  - Mr. Braun oversees the portfolio management and investment research efforts for the firm's US value equity accounts. Mr. Braun has been a member of the US Value Equity team since 1997. He currently has research responsibility for banks, specialty finance and broker dealers. He has also covered insurance, basic materials, environmental services and transportation stocks throughout his tenure at Goldman Sachs. Prior to joining the firm, Mr. Braun worked in the corporate finance department at Dillon Read.

  - Joined GSAM in 1993.

  - Began investment career in 1991.

  - BA, Harvard University; MBA, Stern School of Business at New York
    University.

Dolores Bamford, CFA, Managing Director, Portfolio Manager

  - Managed the Fund since Feb. 2010.

  - Ms. Bamford has broad research responsibilities across the value portfolios and oversees the portfolio construction and investment research for the firm's mid cap value accounts. Prior to her arrival at Goldman Sachs, Ms. Bamford was a portfolio manager at Putnam Investments for Value products since 1992.

  - Joined GSAM in 2002.

  - Began investment career in 1989.

  - BA, Wellesley College; MS, MIT Sloan School of Management.

Scott Carroll, CFA, Managing Director, Portfolio Manager

  - Managed the Fund since Feb. 2010.

  - Mr. Carroll has broad research responsibilities across the value portfolios. Before joining the firm, Mr. Carroll spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a growth and income and equity income funds.

  - Joined GSAM in 2002.

  - Began investment career in 1991.

  - BS, Northern Illinois University; MBA, University of Chicago Graduate School of Business.

The rest of this section remains the same.

S-6466-128 A (2/10)
* Valid until next update